AMERICAN NATIONAL INSURANCE COMPANY

INVESTRAC ADVANTAGE Variable Universal Life
American National Variable Life Separate Account

Supplement dated September 1, 2001, to the Prospectus dated May 1,
2001

The following information supplements the prospectus for the American National Variable Life Separate Account INVESTRAC ADVANTAGE Variable Universal Life prospectus:

Securities Management and Research, Inc. ("SM&R"), the investment adviser and manager for the American National Government Bond Portfolio, has voluntarily agreed to reimburse the Government Bond Portfolio for total operating expenses in excess of 0.35% of average daily net assets. This reimbursement will continue until December 31, 2002. SM&R is under no obligation to renew this reimbursement at the end of such period.


PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS
FOR FUTURE REFERENCE




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